                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 15, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                84-1032638
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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         (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     Effective December 15, 2005, American Italian Pasta Company (the "Company")
received a waiver (the "Waiver") from its bank group under the Credit Agreement by and among the Company, various financial institutions and Bank of America,
N.A., as administrative agent, dated as of July 16, 2001, as amended (the
"Credit Agreement") for any event of default arising from:

     (i)  non-compliance with certain financial covenants contained in the
          Credit Agreement for the fiscal periods ended July 1, 2005 and
          September 30, 2005 and the fiscal period ending December 30, 2005;

     (ii) the failure of the Company to comply with Section 10.2(i) of the
          Credit Agreement or the inaccuracy of representations and warranties in the Credit Agreement or certificates delivered pursuant to the
          Credit Agreement with respect to financial statements previously delivered to the administrative agent or any lender pursuant to the
          Credit Agreement, to the extent arising out of matters described by the Company in its press release dated August 9, 2005 and in certain discussions with the lenders (the "Disclosed Matters");

     (iii) the failure by the Company to deliver financial statements and compliance certificates for the fiscal year ended September 30, 2005 and the fiscal quarter ending December 30, 2005, so long as such financial statements, certain representations and calculations of financial covenants in the Credit Agreement are delivered by December
          30, 2005 in the case of the fiscal year ended September 30, 2005 and by February 13, 2006 in the case of the fiscal quarter ending December
          30, 2005. These financial statements and financial covenant calculations will not take into account adjustments resulting or that may result from the pending investigation by the Company's audit committee, normal year-end audit adjustments and adjustments that may result from the Disclosed Matters;

     (iv) the restatement of the Company's financial statements for the fiscal periods ending on or prior to April 1, 2005; and

     (v)  the failure by the Company to deliver the consolidated plan and financial forecast for the fiscal year commencing October 1, 2005 as required by the Credit Agreement.

     The Waiver is effective until the earliest to occur of (i) the failure to deliver the financial statements and financial covenant calculations as described above, (ii) the occurrence of any event of default under the Credit
Agreement other than those events of default waived by the Waiver, (iii) March
16, 2006 and (iv) the date of the effectiveness of an amendment to the Credit
Agreement amending the financial covenants described in the Waiver.

     The Company also agreed to certain interest rate changes until the expiration of the Waiver and agreed that until the expiration of the Waiver and at any time thereafter during the existence of an event of default, the Company will not make any dividend payments or repurchases of common stock other than repurchases under certain employee benefit plans and arrangements.

     The Waiver is incorporated by reference herein and attached hereto as
Exhibit 10.1.

Item 3.03  Material Modifications to Rights of Security Holders.

     The discussion under Item 1.01 above regarding restrictions on the payment of dividends by the Company is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Waiver under Credit Agreement dated December 14, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 16, 2005              AMERICAN ITALIAN PASTA COMPANY

                                             By:  /s/ George D. Shadid
                                                --------------------------------
                                                      George D. Shadid
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                  Description

10.1                    Waiver under Credit Agreement dated December 14, 2005